Mergers and Acquisitions	9 Months Ended
Sep. 30, 2021
Disclosure Text Block Supplement [Abstract]
Mergers and Acquisitions

5. Mergers and Acquisitions

Athena Merger and Business Combination

On July 6, 2021, Heliogen entered into a Business Combination Agreement (“BCA”) with Athena Technology Acquisition Corp. (“Athena”), a Special Purpose Acquisition Company (“SPAC”) and Athena’s wholly-owned subsidiary, HelioMax Merger Sub, Inc. (“HelioMax Merger Sub”), pursuant to which Heliogen will merge with HelioMax Merger Sub, with Heliogen being the surviving entity (the “Merger”). Immediately prior to the Merger, all shares of Heliogen’s Preferred Stock and outstanding warrants and SAFE Instruments will convert into Class A common stock of Heliogen and then be cancelled in exchange for Athena’s Class A common stock. After giving effect to the Merger and subsequent transactions outlined in the BCA (the “Business Combination), Athena will own, directly or indirectly, all of the issued and outstanding equity interests of Heliogen and its subsidiaries, and Athena will be renamed Heliogen (“New Heliogen”). Existing Heliogen equity holders will hold a majority of the common stock of New Heliogen following the Business Combination. Additionally following the Business Combination, Heliogen management will continue to serve in current roles and Heliogen will appoint six members of the seven-person post-Business Combination board of directors.

Pursuant to the Merger, the consideration to be received by Heliogen equity holders, including holders of Heliogen’s common stock on a fully-diluted and as-converted basis, including the number of shares of Heliogen’s common stock issuable upon conversion of Heliogen’s Preferred Stock, warrants and SAFE Instruments along with the number of shares of common stock subject to outstanding options or restricted shares, is $1.85 billion subject to adjustments outlined in the BCA whereby total consideration could be above or below $1.85 billion.

For the three and nine months ended September 30, 2021, $0.7 million and $1.9 million of direct and incremental transaction costs have been incurred, respectively, and reflected as other long-term assets with $369 thousand remaining unpaid. The Business Combination is a reverse acquisition where net cash proceeds received are viewed as a capital transaction for Heliogen. Upon consummation of the Business Combination, these costs will be reflected as a reduction to additional paid-in capital.

The closing of the Merger and completion of the Business Combination, and timing thereof, is subject to certain customary conditions, including the approval by Athena’s shareholders, and the effectiveness of Athena’s registration statement on Form S-4.

HelioHeat Acquisition

In August 2021, Heliogen entered into an agreement to acquire 100% of the equity interests of HelioHeat GmbH (“HelioHeat”), a private limited liability company in Germany, pursuant to a share purchase and transfer agreement (the “HelioHeat Agreement”) that closed on September 1, 2021 (the “HelioHeat Acquisition”). HelioHeat is engaged in the development, planning and construction of renewable energy systems and components, including a novel solar receiver. Heliogen acquired HelioHeat in order to own and use HelioHeat’s particle receiver technology in future commercial-scale facilities for our customers. Pursuant to the HelioHeat Agreement, at closing, cash consideration of approximately $1.0 million was paid to HelioHeat’s shareholders, $0.5 million was deposited in an escrow account that becomes payable to HelioHeat’s shareholders to the extent the funds are not used by Heliogen to offset certain future costs on HelioHeat’s active customer projects, and $0.2 million was used to repay certain of HelioHeat’s outstanding indebtedness. Additionally, pursuant to the HelioHeat Agreement, $3.0 million is payable to HelioHeat’s shareholders in future periods, of which $0.5 million is payable upon service conditions being met over a three-year period for retained employees and $2.5 million subject to earn-out provisions is payable if Heliogen uses and sells HelioHeat’s solar receiver technology in a commercial product, fully operational and tested, within five years of closing. As of September 30, 2021, HelioHeat did not meet the criteria under ASC 280 to be disclosed as a reportable segment.

The components of the preliminary fair value of consideration transferred are as follows:

Cash paid at closing(1)	$1,714
Contingent consideration	2,009
Settlement of pre-existing relationship	45
Total fair value of consideration transferred	$3,768

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(1)      Includes $0.5 million of cash paid to an escrow that becomes payable to the selling shareholders of HelioHeat to the extent the funds are not used to offset certain costs incurred for the assumed customer projects. The amount is being treated as consideration transferred as the release of the funds is likely to occur.

We accounted for the HelioHeat Acquisition using the acquisition method of accounting, which requires, among other things, that assets acquired at their fair values and liabilities assumed be recognized on the balance sheet as of the acquisition date. The purchase price allocation for the HelioHeat Acquisition is preliminary and has been allocated based on estimated fair values of the assets acquired and liabilities assumed at the acquisition date, pending the completion of our valuation procedures. We expect that, as we complete our valuation procedures, the preliminary purchase price allocation disclosed below may change. Further, we expect that intangible assets related to the acquired particle receiver technology will be recognized once fair value is determined.

The following table summarizes the preliminary purchase price allocation as of the acquisition date ($ in thousands):

Cash and cash equivalents	$30
Prepaid and other current assets	33
Property, plant and equipment, net	8
Goodwill	4,342
Total assets acquired	4,413
Trade payables	4
Accrued expenses and other current liabilities	73
Debt	41
Other liabilities(1)	527
Total liabilities assumed	645
Net assets acquired	$3,768

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(1)      Represents the fair value estimate for the assumed customer contracts calculated using the discounted net cash flows estimated to be incurred to satisfy the remaining performance obligation under each of the assumed customer contracts.

The preliminary purchase consideration allocation resulted in the recognition of $4.3 million in goodwill, of which none is expected to be tax deductible. Goodwill represents the value expected to be received from the synergies of integrating Helioheat’s operations with Heliogen operations to expand commercial opportunities.

The fair value of contingent consideration is approximately $2.0 million. We believe the payment of this consideration to be probable and have estimated its fair value as of the acquisition date using a probability-weighted discounted cash flow model utilizing estimated timing for the commissioning and required operational period of a commercial facility using the acquired particle receiver technology.

During the three months ended September 30, 2021, we incurred approximately $0.1 million of acquisition costs that were expensed as incurred.

During the three months ended September 30, 2021, we recognized revenues of $0.1 million and a net loss of $17 thousand related to HelioHeat’s operations. Pro forma financial information for HelioHeat has not been provided as it has been deemed impracticable to do so at this time. Management has not been able to, through the date of these financial statements, access sufficient prior year financial information for HelioHeat to perform requisite diligence needed to present such information.